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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 31, 1998


                              HILLS STORES COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                 1-9505                     31-1153510
    (State or other juris-         (Commission               (I.R.S. employee
   diction of incorporation)       file number)           identification number)

              15 Dan Road                                         02021
         Canton, Massachusetts                                 (Zip Code)
(Address of principal executive office)


              Registrant's telephone number, including area code:

                                 (781) 821-1000




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Item 5.  Other Events
         ------------

	Hills Stores Company (the "Company"), through its wholly-owned operating subsidiary Hills Department Store Company, has amended (the "Amendment") the Restated Loan and Security Agreement governing its secured revolving credit facility with a group of lenders. BankAmerica Business Credit, Inc. serves as agent for the lenders.

        The Amendment is effective as of October 31, 1998 and amends the definition of "Adjusted Tangible Net Worth" to increase the calculation of actual Adjusted Tangible Net Worth by the amount of non-cash valuation reserves applicable to deferred and interim tax assets.

	A copy of the Amendment is filed as an Exhibit to this Report and is incorporated by reference herein.


Item 7.  Exhibits
         --------

	The following Exhibit is filed as part of this Report:

Exhibit
Number          Title
------          -----

99.1 Second Amendment to Amended Loan and Security Agreement dated as of October 31, 1998.


                                   SIGNATURE


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


						HILLS STORES COMPANY


                                                By: /s/ William K. Friend
                                                   -------------------------
                                                Name:	William K. Friend
                                                Title:  Senior Vice President -
                                                Secretary and Corporate Counsel

Dated: November 24, 1998










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                                 EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


Exhibit
Number          Title
------          -----

99.1 Second Amendment to Amended Loan and Security Agreement dated as of October 31, 1998.